                                                                     EXHIBIT 99


[ALLETE LOGO]

                                             For Release:      October 18, 2002
                                             CONTACT:          Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com
NEWS
                                             INVESTOR          Tim Thorp
                                             CONTACT:          218-723-3953
                                                               tthorp@allete.com



                       ALLETE REPORTS SOLID THIRD QUARTER
                       ----------------------------------


Duluth, Minn. - ALLETE, Inc. (NYSE: ALE) today reported earnings of 55 cents per share for the third quarter of 2002, compared with 47 cents over the comparable period a year ago, an increase of 17 percent. Net income was $45.1 million, up 19 percent from the third quarter of 2001. Operating revenue was $390 million in the quarter compared with $383.1 million a year ago. Year-to-date, earnings are $1.46 per share, compared with $1.50 for the first nine months of 2001. Excluding exit charges related to the vehicle transport business and Electric Odyssey, year-to-date earnings per share are $1.51 this year.

"We reported earnings comparable to last year despite difficult market conditions for both the energy and automotive businesses," said Dave Gartzke, ALLETE Chairman, President and CEO. "We are confident that the company is well-positioned to contend with current market conditions and will show stronger earnings performance once the economic environment improves."

While total kilowatt-hour sales increased 24 percent, earnings at ENERGY SERVICES for the quarter were down three percent compared to a year ago due to weak wholesale power prices. Revenue and earnings from our core retail electric business remain strong.

INVESTMENTS AND CORPORATE CHARGES in the third quarter were flat compared with the comparable period in 2001.

Earnings at AUTOMOTIVE SERVICES increased by $3.5 million for the quarter compared with the third quarter of 2001. At ADESA, growth was due to mandated goodwill accounting changes, lower interest expense and increased auction efficiency. Total receivables at Automotive Finance Corporation have increased by eight percent over 2001 to $535 million, and its strong credit quality helped AFC post another strong quarter. Year-to-date, net income for Automotive Services is 33 percent over the same period last year.

"In the first few weeks of October we were surprised to see conversion rates fall to 50 percent at our U.S. auctions," Gartzke said. "New car manufacturers have extended zero-percent financing into the 2003 model year, causing a further reduction in wholesale used car prices. This has slowed the sale of vehicles at our auctions."

The conversion rate represents the number of vehicles sold compared with the number of vehicles offered at auction.

                                     (MORE)

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ALLETE NEWS RELEASE                                                       PAGE 2
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"We expect the sellers of used cars will ultimately accept the lower prices at auction and begin selling again," Gartzke said. "But timing is uncertain. Based on current market conditions we believe Automotive Services will not achieve its stated earnings growth goal of 30 percent this year. We now expect ALLETE's earnings per share to be at the low end of the range with respect to our estimate for 2002 of $1.80 to $1.90."

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale automobile auction network in North America; AFC, the leading provider of independent auto dealer inventory financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida. For more information about ALLETE, visit the company's Web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ###




                             [LOGO] RECYCLED PAPER
           ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM




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ALLETE NEWS RELEASE                                                       PAGE 3
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

                                  ALLETE, INC.
                        CONSOLIDATED STATEMENT OF INCOME
                FOR THE PERIODS ENDED SEPTEMBER 30, 2002 AND 2001
                        Millions Except Per Share Amounts

                                                                                QUARTER ENDED                     YEAR TO DATE
                                                                            2002             2001             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                       $171.2           $167.8         $  468.2       $  474.3
     Automotive Services                                                    211.2            206.6            643.2          626.2
     Investments                                                              7.6              8.7             29.2           64.6
------------------------------------------------------------------------------------------------------------------------------------

         Total Operating Revenue                                            390.0            383.1          1,140.6        1,165.1
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OPERATING EXPENSES
     Fuel and Purchased Power                                                66.1             60.2            174.7          179.4
     Operations                                                             246.0            249.9            741.8          754.9
     Interest                                                                15.8             19.7             47.9           57.8
------------------------------------------------------------------------------------------------------------------------------------

         Total Operating Expenses                                           327.9            329.8            964.4          992.1
------------------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME FROM CONTINUING OPERATIONS                                  62.1             53.3            176.2          173.0
DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                                 1.5              1.5              4.5            4.5
INCOME TAX EXPENSE                                                           22.3             16.5             66.0           63.0
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                            38.3             35.3            105.7          105.5
INCOME FROM DISCONTINUED OPERATIONS                                           6.8              2.5             13.4            7.7
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                 $ 45.1          $  37.8         $  119.1       $  113.2
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE SHARES OF COMMON STOCK
     Basic                                                                   81.5             79.0             80.9           74.6
     Diluted                                                                 81.9             79.8             81.5           75.3
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                                        $0.47            $0.45            $1.31          $1.42
               Discontinued Operations                                       0.08             0.03             0.16           0.10
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                                                                            $0.55            $0.48            $1.47          $1.52
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     Diluted - Continuing Operations                                        $0.47            $0.44            $1.30          $1.40
               Discontinued Operations                                       0.08             0.03             0.16           0.10
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                                                                            $0.55            $0.47            $1.46          $1.50
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS PER SHARE OF COMMON STOCK                                        $0.275          $0.2675           $0.825        $0.8025
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

                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions

                                                SEPT. 30,             DEC. 31,
                                                  2002                  2001
--------------------------------------------------------------------------------
ASSETS
Current Assets                                 $   759.3             $   909.9
Property, Plant and Equipment                    1,380.6               1,323.3
Investments                                        144.5                 141.0
Goodwill                                           496.9                 494.4
Other                                              122.1                 103.6
Discontinued Operations                            334.8                 310.3

--------------------------------------------------------------------------------
TOTAL ASSETS                                   $ 3,238.2             $ 3,282.5
--------------------------------------------------------------------------------
                                                SEPT. 30,             DEC. 31,
                                                  2002                  2001
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                            $   590.4             $   704.5
Long-Term Debt                                     915.5                 933.8
Other Liabilities                                  268.9                 270.5
Discontinued Operations                            159.9                 154.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                    75.0                  75.0
Shareholders' Equity                             1,228.5               1,143.8

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 3,238.2             $ 3,282.5
--------------------------------------------------------------------------------



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ALLETE NEWS RELEASE                                                       PAGE 4
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

                                                                         QUARTER ENDED                         YEAR TO DATE
                                                                         SEPTEMBER 30,                         SEPTEMBER 30,
ALLETE, INC.                                                          2002           2001                  2002             2001
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions

   Energy Services                                                   $17.5          $18.0                 $ 36.3           $ 40.2
   Automotive Services                                                24.1           20.6                   78.8             59.2
   Investments and Corporate Charges                                  (3.3)          (3.3)                  (9.4)             6.1
------------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                                  38.3           35.3                  105.7            105.5
   Income from Discontinued Operations<F1>                             6.8            2.5                   13.4              7.7
------------------------------------------------------------------------------------------------------------------------------------

     Net Income                                                      $45.1          $37.8                 $119.1           $113.2
------------------------------------------------------------------------------------------------------------------------------------


DILUTED EARNINGS PER SHARE

   Continuing Operations                                             $0.47          $0.44                  $1.30            $1.40
   Discontinued Operations<F1>                                        0.08           0.03                   0.16             0.10
------------------------------------------------------------------------------------------------------------------------------------

                                                                     $0.55          $0.47                  $1.46            $1.50
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
<F1>  Discontinued operations included the operating results of ALLETE's Water Services businesses, the auto transport  business and
      the Electric  Odyssey retail  business.  For the nine months ended  September  30,  2002,   ALLETE  included $3.9 million,  or
      $0.05 per share, in charges to complete the exit from the auto transport business and the retail business.


                                                                          QUARTER ENDED                           YEAR TO DATE
                                                                          SEPTEMBER 30,                           SEPTEMBER 30,
ALLETE, INC.                                                          2002            2001                   2002             2001
------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                        $27.62          $26.89                 $31.10           $26.89
         Low                                                         $18.50          $21.50                 $18.50           $20.19
         Close                                                       $21.60          $25.64                 $21.60           $25.64

     Book Value                                                      $14.38          $13.52                 $14.38           $13.52

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Regulated
              Retail
                Residential                                           240.1           231.5                  758.7            743.2
                Commercial                                            327.5           325.9                  937.1            932.8
                Industrial                                          1,745.8         1,600.4                5,150.8          4,922.3
                Other                                                  18.9            19.5                   56.5             56.7
              Resale                                                  567.6           548.7                1,411.3          1,623.2
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                                                                    2,899.9         2,726.0                8,314.4          8,278.2
         Merchant                                                     487.4               -                  730.2                -
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                                                                    3,387.3         2,726.0                9,044.6          8,278.2

AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                             433,000         429,000              1,348,000        1,353,000
              Total Loss                                             41,000          34,000                131,000          103,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                    474,000         463,000              1,479,000        1,456,000

         Conversion Rate - Wholesale Vehicles                         56.0%           55.9%                  60.3%            59.3%

         Vehicles Financed                                          237,000         223,000                715,000          676,000

         EBITDAL (Millions)<F1>                                       $57.0           $55.8                 $186.6           $173.5

---------------

<F1> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense